UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 12, 2021

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	001-11084	39-1630919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (262) 703-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	KSS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed in the Company’s Current Report on Form 8-K, dated April 13, 2021, Christine Day, Margaret Jenkins, and Thomas Kingsbury were appointed to the Company’s Board of Directors effective as of the close of the 2021 annual meeting of shareholders held on May 12, 2021.

Item 5.07Submission of Matters to a Vote of Security Holders

The following matters were voted upon at the 2021 annual meeting of shareholders held on May 12, 2021:

(1)Proposal to elect the 12 individuals nominated by the Board of Directors to serve as directors for a one year term and until their successors are duly elected and qualified.

The results of the voting on this proposal are as follows:

	For	Withhold	Broker Non-Votes
Michael Bender	115,720,998	5,104,344	1,599,107
Peter Boneparth	117,175,839	3,649,503	1,599,107
Steve A. Burd	117,130,746	3,694,597	1,599,107
Yael Cosset	115,695,332	5,130,011	1,599,107
H. Charles Floyd	113,941,061	6,884,282	1,599,107
Michelle Gass	119,687,052	1,138,291	1,599,107
Robbin Mitchell	119,681,036	1,144,306	1,599,107
Jonas Prising	118,171,731	2,653,612	1,599,107
John E. Schlifske	115,709,002	5,116,340	1,599,107
Adrianne Shapira	115,726,768	5,098,575	1,599,107
Frank V. Sica	116,696,887	4,128,456	1,599,107
Stephanie A. Streeter	113,753,393	7,071,950	1,599,107

(2)Advisory vote on the compensation of the Company’s named executive officers.

The results of the voting on this proposal are as follows:

For	Against	Abstain	Broker Non-Votes
114,083,440	4,213,454	2,528,443	1,599,113

(3)Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 29, 2022.

The results of the voting on this proposal are as follows:

For	Against	Abstain	Broker Non-Votes
112,362,635	9,280,573	781,742	0

(4)Shareholder proposal on shareholder right to act by written consent.

The results of the voting on this proposal are as follows:

For	Against	Abstain	Broker Non-Votes
10,981,021	109,327,640	516,410	1,599,379

Item 8.01.   Other Events.

On May 12, 2021, the Company issued a press release announcing events which took place in connection with the 2021 Annual Meeting.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated May 12, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2021	KOHL'S CORPORATION

	By:	/s/ Jason J. Kelroy
Jason J. Kelroy
Senior Executive Vice President,
General Counsel and Corporate Secretary